UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 28, 2010

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On May 13, 2010, BioSphere Medical, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Merit Medical Systems, Inc. (“Merit”) and Merit BioAcquisition Co. (“BioAcquisition”), a wholly-owned subsidiary of Merit. Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, BioAcquisition will merge with and into the Company, and the Company will become a wholly-owned subsidiary of Merit (the “Merger”).

On June 28, 2010, the Company sent a notice to holders of Company options and restricted stock regarding treatment of their options and restricted stock, as applicable, in connection with the Merger.

A copy of the notice is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT.

In connection with the proposed merger, the Company filed a preliminary proxy statement with the SEC on June 10, 2010. When completed, a definitive proxy statement and form of proxy will be filed with the SEC and mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, CAREFULLY BECAUSE THESE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MERIT, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed by the Company and Merit with the SEC through the web site maintained by the SEC at www.sec.gov.

Investors and security holders may also obtain a free copy of the preliminary proxy statement, definitive proxy statement (when available) and such other documents by calling Investor Relations at (781) 681-7900, by requesting them in writing from Investor Relations at BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 02370, or by visiting the Investor Relations page of the Company’s website at http://www.biospheremed.com.

The Company and Merit, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information concerning the interests of the Company’s directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, is included in the preliminary proxy statement and will be contained in the definitive proxy statement when it becomes available. Additional information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement dated April 16, 2010, which are filed with the SEC.  As of June 1, 2010, the Company’s directors and executive officers beneficially owned approximately 2,542,005 shares, or 12.41%, of the Company’s common stock.  Additional information regarding Merit’s directors and executive officers is contained in Merit’s Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement dated April 14, 2010, which are filed with the SEC.

Item 9.01.      Financial Statements and Exhibits.

(d)           See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2010	BIOSPHERE MEDICAL, INC.

	By:	/s/ Richard J. Faleschini
Richard J. Faleschini
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice sent by BioSphere Medical, Inc. to holders of BioSphere Medical, Inc. options and restricted stock on June 28, 2010